EX-99.906CERT

CERTIFICATION

Kent Croft, Chief Executive Officer, and Phillip Vong, Treasurer of Croft Funds Corporation (the “Registrant”), each certify to the best of his or her knowledge that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended April 30, 2007 (the “Form N-CSR”) fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer

Treasurer

Croft Funds Corporation

Croft Funds Corporation

/s/Kent Croft

/s/Phillip Vong

Kent Croft

Phillip Vong

Date: July 5, 2007

Date: July 5, 2007

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Croft Funds Corporation and will be retained by Croft Funds Corporation and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.